HYPERION 1999 TERM TRUST, INC.
  One Liberty Plaza o New York, New York 10006-1404

      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


January 27, 1999 To the Stockholders:

         The Annual Meeting of Stockholders of Hyperion 1999 Term Trust, Inc. (the "Trust") will be held at The Millenium Hilton, 55 Church Street (next to the World Trade Center), New York, New York 10007, on Tuesday, April 20, 1999, at 10:30 a.m., for the following purposes:

                  1.     To elect directors (Proposal 1).

                  2.     To  ratify  or  reject   the
                         selection of PricewaterhouseCoopers LLP
                         as the independent accountants of the Trust for the fiscal year ending November 30, 1999 (Proposal 2).

                  3.     To  transact  any other  business
                         that may  properly  come
                         before the meeting.

         The close of business on January 22, 1999, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.


By Order of the Board of Directors,



Patricia A. Sloan

Secretary

        WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE TRUST WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE TRUST, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.



        Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and eliminate the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

         1.  Individual  Accounts.   Sign  your  name
exactly as it appears in the registration on the proxy card.

         2.   Joint   Accounts.   Either   party  may
sign,  but  the  name  of the  party  signing  should
conform   exactly   to   the   name   shown   in  the
registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                        Valid Signature

Corporate Accounts
         (1)  ABC Corp.                             ABC Corp.
         (2)  ABC Corp.                             John Doe, Treasurer
         (3)  ABC Corp.
c/o John Doe, Treasurer                             John Doe
         (4)  ABC Corp. Profit Sharing Plan         John Doe, Trustee
Trust Accounts
         (1)  ABC Trust                             John B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                        Jane B. Doe
Custodial or Estate Accounts
         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr.
              UGMA                                  John B. Smith
         (2)  John B. Smith                         John B. Smith, Jr., Executor



           HYPERION 1999 TERM TRUST, INC.
  One Liberty Plaza o New York, New York 10006-1404

                   PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 1999 Term Trust, Inc. (the "Trust") of proxies to be used at the Annual Meeting of Stockholders of the Trust to be held at The Millenium Hilton, 55 Church Street (next to the World Trade Center), New York, New York 10007, at 10:30 a.m. on Tuesday, April 20, 1999, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 27, 1999. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Trust at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the re-election of the two nominees and the election of Robert F. Birch for Class II director and for the election of Mr. Andrew M. Carter as Class I director, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the fiscal year ending November 30, 1999. The close of business on January 22, 1999, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were 61,358,339 shares outstanding.

          PROPOSAL 1: ELECTION OF DIRECTORS

         The Trust's Articles of Incorporation provide that the Trust's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2000; Class II, 2001; and Class III, 1999. At each subsequent annual election, Directors chosen to succeed those directors whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Trust by delaying the replacement of a majority of the Board of Directors. Please note that no directors will serve beyond the date of the termination of the Trust.

         The terms of Kenneth C. Weiss, Lewis S. Ranieri and Patricia A. Sloan, the members of Class III currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Mr. Ranieri and Ms. Sloan. The persons named in the accompanying form of proxy also intend to vote (unless directed not to so vote) for the election of Robert F. Birch as a Class II Director and Mr. Andrew M. Carter as a Class I director. On July 31, 1998, the Board of Directors elected Mr. Carter to fill the vacancy created by the resignation of Garth Marston, who resigned on June 10, 1998. On December 8, 1998, the Board elected Mr. Robert F. Birch as a Class II Director to fill a newly created director position. The elections of Messrs. Carter and Birch are subject to shareholder approval. Each nominee has indicated that he or she will serve if elected, but if either nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

         As described above, there are two nominees for re-election and two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the nominees currently proposed to serve on the Board of Directors.

         The following table provides information concerning each of the four nominees for and the three continuing members of the Board of Directors of the
Trust:


                                                                                                                     Shares of
                                                                                                                    Common Stock
                                                                                                                     Beneficially
                                                                                                                    Owned Directly
                                                                                                                    or Indirectly,
                                                                                                                   on November 30,
Name and Office           Principal Occupation During Past Five Years,                              Director            1998(**)
with the Trust                Other Directorships and Age                                           Since

Class III Nominees to serve until 2002 Annual Meeting of Stockholders or termination of the Trust:


Lewis S. Ranieri*
Director                  Chairman and Chief  Executive  Officer of Ranieri & Co.,  Inc.  (since
                          1988);  in  addition,  President  of LSR  Hyperion  Corp.,  a  general partner of the  limited  partnership  that is the  general  partner of
                          Hyperion Partners L.P.  ("Hyperion  Partners") (since 1988).  Director and Vice Chairman of the Board of Hyperion  Capital  Management,  Inc.
                          (December  1998-present);  Director  and  Chairman  of  the  Board  of
                          Hyperion Capital Management,  Inc.  (1989-November  1998); Chairman of
                          the  Board  (1989-December  1998)  and/or  Director  (since  1989)  of several investment  companies advised by Hyperion Capital  Management,
                          Inc. or by its  affiliates;  Director of Lend Lease Hyperion  Mortgage
                          Opportunity  Fund,  Inc.  (formerly  Equitable  Real  Estate  Hyperion
                          Mortgage  Opportunity  Fund,  Inc.) and Lend Lease Hyperion High Yield
                          Commercial   Mortgage  Fund,  Inc.  (formerly  Equitable  Real  Estate
                          Hyperion  High Yield  Commercial  Mortgage  Fund,  Inc.) (since 1995);
                          Chairman of Bank  United  Corp.,  the parent of Bank United  (formerly
                          Bank United of Texas FSB) (since  1988) and Hyperion  Credit  Services
                          Corp.  (since 1992);  Director and President of Hyperion  Funding 1993
                          Corp.,  the  general  partner of the limited  partnership  that is the general  partnership that is the general partner of Hyperion 1993 Fund
                          L.P.;  and also  Chairman and  President  of various  other direct and indirect subsidiaries of Hyperion Partners.  Formerly Vice Chairman of
                          Salomon Brothers Inc (until 1987).
                          Age 52                                                                       June 1989            11,500

Patricia A. Sloan*
  Director, Secretary     Managing  Director of Ranieri & Co., Inc.  (1988-Present).  Secretary,
                          Director  and/or Trustee of several  investment  companies  advised by
                          Hyperion Capital  Management,  Inc.  (1989-Present).  Director of Bank
                          United Corp.,  the parent Bank United  (formerly  Bank United of Texas
                          FSB) (1988-Present).  Formerly Director of the Financial  Institutions
                          Group of Salomon Brothers Inc (1972-1988).
                          Age 55                                                                       June 1992             388



                                                                                                                       Shares of
                                                                                                                      Common Stock
                                                                                                                      Beneficially
                                                                                                                     Owned Directly
                                                                                                                     or Indirectly,
                                                                                                                     on November 30,
Name and Office           Principal Occupation During Past Five Years,                              Director            1998(**)
with the Trust                   Other Directorships and Age                                        Since

Class I Nominee to serve until 2000 Annual Meeting of Stockholders or termination of the Trust:

Andrew M. Carter*
 Director, Chairman of    Chairman and Chief Executive  Officer of Hyperion Capital  Management,
       the Board          Inc.  (November  1998-Present).  Vice  Chairman of The China  Business
                          Group  (1996-Present),   and  presently  officer  of  four  charitable
                          boards: The New England  Conservatory,  The Loomis Chaffee School, The
                          William E. Simon  Graduate  School of Business  Administration  at the
                          University of Rochester,  and The Big Brother  Association  of Boston.
                          Director of several  investment  companies advised by Hyperion Capital
                          Management, Inc. (July 1998-Present).  Formerly President and Founding
                          Principal,  Andrew  M.  Carter &  Company  (1994-1998);  Director  and
                          Senior   Vice   President,    Jennison    Associates   Capital   Corp.
                          (1975-1993);  Founder,  Standard & Poor's/Carter,  Doyle  (1972-1975);
                          Vice President,  Head of Fixed Income Group, Wellington Management Co.
                          (1968-1972);  and Manager of the  Harvard  Endowment  bond  portfolio,
                          Harvard Treasurer's Office (1964-1968).
                          Age 58                                                                      July 1998 #             -

Class I Director to serve until 2000 Annual Meeting of Stockholders or termination of the Trust:

Rodman L. Drake
Director, Member of the   Chief    Operating    Officer,     Continuation    Investments    N.V.
    Audit Committee       (1997-Present).   Director   and/or  Trustee  of  several   investment
                          companies    advised   by   Hyperion    Capital    Management,    Inc.
                          (1989-Present). Formerly, Co-Chairman of KMR Power Corporation (1993-1997);
                          President, Mandrake Group (1993-1997); Managing Director and
                          Chief Executive Officer of Cresap (1980-1990). Trustee of Excelsior Funds (1994-Present).
                          Director, Parsons Brinckerhoff, Inc. (1995-Present) and Parsons Brinckerhoff Energy
                          Systems, Inc. (1995-Present), and Latin American Growth Fund Inc.
                          (1994-Present).
                          Age 56                                                                       June 1992             711

Class II Nominee to serve until 2001 Annual Meeting of Stockholders or termination of the Trust:

Robert F. Birch
Director, Member of the   Chairman and President,  New America High Income Fund  (1992-Present).
    Audit Committee       Director and Strategic Planning Consultant,  Dewe Rogerson,  Inc. Ltd.
                          (1994-1998); Chairman of the Board and Co-Founder, The
                          China Business Group, Inc.  (1996-Present).  Formerly,
                          Chairman   and   Chief   Executive   Officer,   Memtek
                          Corporation   (1990-1991);    Associated   with   Finn
                          Wishengrad   Warnke  &  Gayton,   a  consulting   firm
                          specializing  in work-outs of  financially  distressed
                          companies  (1988-1989);  President and Chief Executive
                          Officer, Gardner and Preston Moss, Inc.
                          (1969-1987).
                          Age 62                                                                     December 1998            -




                                                                                                                       Shares of
                                                                                                                      Common Stock
                                                                                                                      Beneficially
                                                                                                                     Owned Directly
                                                                                                                     or Indirectly,
                                                                                                                    on November 30,
Name and Office           Principal Occupation During Past Five Years,                            Director              1998(**)
with the Trust            Other Directorships and Age                                             Since

Class II Directors to serve until 2001 Annual Meeting of Stockholders or termination of the Trust:

Harry E. Petersen, Jr.
Director, Member of the   Director  and/or Trustee of several  investment  companies  advised by
    Audit Committee       Hyperion   Capital    Management,    Inc.   or   by   its   affiliates
                          (1992-Present).  Senior Advisor to Cornerstone  Equity Advisors,  Inc.
                          (1998-Present).  Formerly,  Senior  Advisor  to  Potomac  Babson  Inc.
                          (1995-1998).  Formerly,  Director of  Equitable  Real Estate  Hyperion
                          Mortgage  Opportunity  Fund,  Inc. and Equitable Real Estate  Hyperion
                          High Yield  Commercial  Mortgage Fund, Inc.  (1995-1997);  Director of
                          Lexington  Corporate  Properties,  Inc.  (1993-1997);   Consultant  to
                          Advisers Capital Management,  Inc.  (1992-1995);  Consultant on public and private  pension funds  (1991-1993);  President of Lepercq  Realty
                          Advisors  (1988-1990).  Member  of  Advisory  Council  of  Polytechnic
                          University.
                          Age 74                                                                       Oct. 1993             200


Leo M. Walsh, Jr.
 Director, Chairman of    Director  and/or  Trustee of several  investment  companies  advised by
  the Audit Committee     Hyperion Capital Management,  Inc. or by its affiliates (1989-Present).
                          Financial  Consultant  for  Merck-Medco  Managed Care L.L.C.  (formerly
                          Medco Containment  Services Inc.)  (1994-Present).  Formerly,  Director
                          of Equitable Real Estate Hyperion  Mortgage  Opportunity Fund, Inc. and
                          Equitable  Real Estate  Hyperion High Yield  Commercial  Mortgage Fund,
                          Inc.   (1995-1997);   Financial   Consultant   for  Synetic   Inc.,   a
                          manufacturer   of  porous  plastic   materials  for  health  care  uses
                          (1989-1994);  Formerly  President,  WW Acquisition  Corp.  (1989-1990);
                          Senior  Executive  Vice  President and Chief  Operating  Officer of The
                          Equitable   Life   Assurance   Society  of  the  United   States  ("The
                          Equitable")  (1986-1988);  Director of The  Equitable  and  Chairman of
                          Equitable   Investment   Corporation,   a  holding   company   for  The
                          Equitable's investment oriented subsidiaries (1983-1988);  Chairman and
                          Chief   Executive   Officer  of   EQUICOR-Equitable   HCA   Corporation
                          (1987-1988).
                           Age 66                                                                      June 1989            5,000

* Interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with Hyperion Capital
Management, Inc., the Trust's Investment Advisor. ** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Trust. # On
July 21, 1998, the Board of Directors elected Mr. Carter to fill the vacancy created by the resignation of Garth Marston, who resigned on June 10, 1998.








         Officers of the Trust. The officers of the Trust are chosen each year at the first meeting of the Board of Directors of the Trust following the Annual
Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Trust. Except where dates of service are noted, all officers listed below served as such throughout the 1998 fiscal year. The following sets forth information concerning each officer of the Trust who served during all or part of the last fiscal year of the Trust:

Name and
Principal Occupation                                                                  Office        Age         Officer Since

Andrew M. Carter                                                                     Chairman        58         December 1998

See information under "ELECTION OF DIRECTORS."

                                                                                                             June 1992 - December
Kenneth C. Weiss                                                                     Chairman        46              1998

Director  and/or  Trustee of several  investment  companies  advised by Hyperion
Capital  Management,   Inc.  or  by  its  affiliate  (1992-Present)  and  former
President  and Chief  Executive  Officer of Hyperion  Capital  Management,  Inc.
(February  1992-December  1998). Former Chairman of the Board,  Director/Trustee
and/or  officer of several  investment  companies  advised by  Hyperion  Capital
Management,  Inc. or by its affiliates (February  1992-December 1998).  Director and President of Lend Lease Hyperion  Mortgage  Opportunity  Fund, Inc. and Lend
Lease Hyperion High Yield  Commercial  Mortgage Fund, Inc. and their  Investment
Advisor   (1995-December   1998);   Formerly  Director  of  First  Boston  Asset
Management  (1988-February  1992).  Director  of The  First  Boston  Corporation
(until 1988).

                                                                                  President/Senior                June 1997/
Clifford E. Lai                                                                   Vice President     44     (April 1993-June 1997)

President  (since November 1998) and Chief Investment  Officer,  Hyperion Capital
Management,   Inc.   (March 1993-Present).   President   of  several   investment
companies  advised by Hyperion  Capital  Management,  Inc.  or by its  affiliates
(1993-Present).  Formerly Managing  Director and Chief Investment  Strategist for
Fixed Income, First Boston Asset Management (1989-1993);  Vice President,  Morgan
Stanley & Co. (1987-1989).

Patricia A. Botta                                                                 Vice President     41           March 1997

Director of Hyperion Capital Management,  Inc. (1989-Present).  Formerly with the
Davco Group (1988-1989)and with Salomon Brothers Inc (1986-1988).

Patricia A. Sloan                                                                    Secretary       55           June 1992

See information under "ELECTION OF DIRECTORS."

Thomas F. Doodian                                                                    Treasurer       40         February 1998

 Chief Operating Officer, Hyperion Capital Management, Inc. (July 1995-Present).
Treasurer  of  several   investment   companies   advised  by  Hyperion  Capital
Management,  Inc. (February 1998-Present).  Formerly, Vice President in Mortgage
Backed  Trading  at  Mabon  Securities  Corporation  (1994-1995);  fixed  income analyst, trader, and Vice President and Controller at Credit Suisse First Boston
(1984-1994).



Security Ownership of Certain Beneficial Owners at November 30, 1998


------------------ --------------------------------------------------- -------------------------- ------------------ --------------
                   Name and                                            Amount and
                   Address of                                          Nature of                  Percent
Title of           Beneficial                                          Beneficial                    of
  Class            Owner                                               Ownership                   Class             Source
------------------ --------------------------------------------------- -------------------------- ------------------ --------------
Common             Tattersall Advisory Group                           14,901,000 shares           27.09%            13F
Stock              6802 Paragon Place
                   Suite 200
                   Richmond, Virginia 23230
------------------ --------------------------------------------------- -------------------------- ------------------ --------------
------------------ --------------------------------------------------- -------------------------- ------------------ --------------
Common             Credit Suisse First Boston Corporation              7,202,000 shares            13.09%            13F
Stock              Eleven Madison Avenue
                   New York, NY  10010
------------------ --------------------------------------------------- -------------------------- ------------------ --------------

         At November 30, 1998, directors and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust. No person, other than those listed above, to the knowledge of management, owned beneficially more than 5% of the Trust's outstanding shares at that date. The business address of the Trust and its officers and directors is One Liberty Plaza, New York, New York 10006-1404.

         Interested Persons. Mr. Ranieri serves as a Director of the Advisor. Mr. Carter serves as the Chairman and Chief Executive Officer of the Advisor. Mr. Weiss formerly served as a Director, President and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Trust considers Messrs. Ranieri, Carter, Weiss, and Ms. Sloan to be "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

         Committees and Board of Directors' Meetings. The Trust has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Birch and Petersen, all of whom are members of the Board of Directors and are currently non-interested persons of the Trust. Mr. Carter resigned from the Audit
Committee on November 20, 1998. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Trust's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year of the Trust, the full Board of Directors met five times, and the Audit Committee met one time. All of the members of the Audit Committee attended the Audit Committee meeting and all of the directors attended at least 75% of the Board meetings. The Trust has no nominating, compensation or similar committees.

         Compensation of Directors and Executive Officers. No remuneration was paid by the Trust to persons who, at the time, were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Trust. Each director of the Trust, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $7,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting.
                      Directors' Compensation Table
              For The Twelve Month Period Ended 11/30/98

                                                                          Directors'         Total Directors' Compensation
                                                                          Compensation        from the Trust and the Fund
                                                                         From the Trust                 Complex
  Andrew M. Carter**...................................................      $2,875                     $11,500
  Rodman L. Drake......................................................     $11,500                     $46,000
  Garth Marston*.......................................................      $8,625                     $34,500
  Harry E. Petersen, Jr................................................     $11,500                     $46,000
  Leo M. Walsh, Jr. ...................................................     $11,500                     $46,000
                                                                            -------                     -------
                                                                            $46,000                     $184,000
                                                                            =======                     ========

*Mr. Marston resigned as Director of the Trust on June 10, 1998, and currently serves as a Director Emeritus. Pursuant to the Director Emeritus Plan adopted by the Board of Directors, a Director Emeritus receives compensation from the Trust at a rate equal to one-half of the compensation paid to directors.
 ** Compensation represents that paid to Mr. Carter as a disinterested director prior to his change in status as an interested director on November 20, 1998. No compensation was paid by the Trust or Fund complex subsequent to the change in status.

Required Vote

         Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.


      PROPOSAL 2: RATIFICATION OR REJECTION OF
        SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Trust will consider, and it is expected that they will recommend, the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending November 30, 1999, at a meeting to be held on March 9, 1999. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Trust has been advised by PricewaterhouseCoopers LLP that at November 30, 1998, neither that firm nor any of its partners had any direct or material indirect financial interest in the Trust. A representative of PricewaterhouseCoopers LLP will be at the meeting to answer questions concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

         The Board of Directors of the Trust has determined that it would be in the best interests of the Trust and its shareholders to appoint PricewaterhouseCoopers LLP to replace Deloitte & Touche as the accountants of the Trust. The Board's decision was based upon the breadth and scope of the accounting and auditing services that PricewaterhouseCoopers LLP would provide to the Trust.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.


               ADDITIONAL INFORMATION

Investment Advisor

         The Trust has engaged Hyperion Capital Management, Inc., the Advisor, to provide professional investment management for the Trust pursuant to an Advisory Agreement dated June 17, 1992. The Advisor is a Delaware corporation which was organized in February 1989. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, New York, New York 10006-1404. The Trust has also engaged Hyperion Capital Management, Inc. as the Trust's administrator. The administrator's address is the same as that of the Advisor.

         The Advisor is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis
S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Vice Chairman of the Board of the Advisor and a Director of the Trust. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Trust. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Mr. Carter is the Chairman and Chief Executive Officer of the Advisor. Since January 1, 1990, Patricia A. Sloan, Secretary of the Trust, has been a special limited partner of Hyperion Ventures and, since July 1993, she has been a limited partner of Hyperion Partners. Mr. Lai, President of the Trust, is President of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Ms. Botta, Vice President of the Trust, and Mr. Doodian, Treasurer of the Trust, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

         The Advisor  provides  advisory  services to several  other  registered
investment   companies   and  one  offshore   fund,   all  of  which  invest  in
mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Vice Chairman of the Advisor and a Director of the Trust, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Clifford E. Lai, President and Chief Investment Officer of the Advisor and President of the Trust, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

Investment Advisory Agreement

         On March 10, 1998, the Board of Directors of the Trust, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved extension of the Advisory Agreement through March 31, 1999. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Lewis Ranieri and Weiss and Ms. Sloan were interested persons of the Trust. The Advisory Agreement was last submitted to a vote of the Stockholders of the Trust at the Annual Meeting of the Stockholders of the Trust held on May 23, 1995. At that meeting, the Stockholders approved the continuance of the revised Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Trust (as provided in the 1940 Act); and, (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). The Board of Directors will consider continuance of the Advisory Agreement until March 31, 2000, at a meeting scheduled for March 9, 1999.

         Pursuant to the Advisory Agreement, the Trust has retained the Advisor to manage the investment of the Trust's assets and to provide such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as may be necessary for the operations of the Trust.

         The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Trust's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement provides that the Trust shall pay to the Advisor a monthly fee for its services which is equal to .50% per annum of the Trust's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Common Shares and any Preferred Shares (if such shares are issued in the future) and any accumulated dividends on any Preferred Shares (but without deducting the aggregate liquidation value of any Preferred Shares). Investment advisory fees paid by the Trust to the Advisor during the last fiscal year of the Trust amounted to $2,260,120.

Administration Agreement

         The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Advisor, in its capacity as Administrator, has entered into a Sub-Administration Agreement with Investors Capital Services, Inc., to which the Advisor delegates certain of its administrative responsibilities. For these services, the Advisor pays out of its own assets the fee to be paid to the Sub-Administrator, computed at the rate of 0.075% per annum of the first $650 million of the Trust's average weekly net assets and 0.005% of any amounts above $650 million. For the twelve month period ended November 30, 1998, the Administrator earned $629,929 in Administration fees. In addition, the Administrator has entered into Administration Agreements with the other investment companies listed on the following page, generally under the same fee structure as noted above. The only exception is the fee structure for services rendered to The Hyperion Total Return Fund, Inc., which stipulates a fee paid monthly at an annual rate of 0.20% of its average weekly assets.


Investment Companies Managed by Hyperion Capital
Management, Inc.

In addition to acting as advisor to the Trust, Hyperion Capital Management, Inc. acts as investment advisor to the following other investment companies at the indicated annual compensation.



                                                       Investment Advisory Fee             Approximate Net Assets at
                                                                                               November 30, 1998
                                                                                                 (in Millions)
The Hyperion Total Return Fund, Inc.*             0.65% of the Fund's average weekly                $238,803
                                                  net assets
Hyperion 2002 Term Trust, Inc.                    0.50% of the Trust's average weekly                $279,886
                                                  net assets
Hyperion 2005 Investment Grade Opportunity Term   0.65% of the Trust's average weekly                $167,340
Trust, Inc.                                       net assets


*The Advisor and The Hyperion Total Return Fund,
Inc. (the "Fund") have entered into a sub-advisory agreement with Pacholder Associates, Inc., an Ohio corporation organized in 1983, to serve as an investment advisor with respect to a portion of this Fund's assets.

Brokerage Commissions

         Because it buys its portfolio securities in dealer markets, the Trust did not pay any brokerage commissions on its securities purchases during its last fiscal year. The Trust paid an aggregate of $1,517 in futures commissions during the last fiscal year, all of which were paid to entities that are not affiliated with the Trust or the Advisor.

         The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Trust. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Trust, the Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Advisor is also authorized to cause the Trust to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor, and not all such services may be used by the Advisor in connection with the Trust.

Compliance With Section 16 Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers and directors and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Trust and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Trust believes that during the fiscal year ended November 30, 1998, all filing requirements applicable to the Trust's officers, directors, and greater than ten-percent beneficial owners were complied with.


                   OTHER BUSINESS

         The Board of Directors of the Trust does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.
      PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Trust that are intended to be presented at the Trust's next Annual Meeting of Stockholders to be held in 2000 must be received by the Trust for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than September 27, 1999.



           EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Trust, Hyperion Capital Management, Inc., or Corporate Investors Communications, Inc., paid solicitors for the Trust, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Trust's agreement with Corporate Investors Communications, Inc. provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Trust for out-of-pocket expenses incurred in this connection.

January 27, 1999


   HYPERION 1999 TERM TRUST, INC.
  PROXY SOLICITED ON BEHALF OF THE
             DIRECTORS

         The   undersigned    hereby
appoints      Lewis      S.Ranieri,
Clifford   E.  Lai,   and   Patricia
A.Sloan,    and   each   of   them,
attorneys   and   proxies   for  the
undersigned,   with  full  power  of
substitution   and   revocation   to
represent  the  undersigned  and  to
vote on  behalf  of the  undersigned
all  shares  of  Hyperion  1999 Term
Trust,   Inc.  (the  "Trust")  which
the   undersigned   is  entitled  to
vote  at  the   Annual   Meeting  of
Stockholders  of  the  Trust  to  be
held  at The  Millenium  Hilton,  55
Church  Street  (next  to the  World
Trade  Center),  New York,  New York
10007,  on  Tuesday,  April 20, 1999
at   10:30   a.m.,    and   at   any
adjournments       thereof.      The
undersigned   hereby    acknowledges
receipt  of the  Notice  of  Meeting
and  accompanying   Proxy  Statement
and    hereby     instructs     said
attorneys  and  proxies to vote said
shares  as  indicated   hereon.   In
their  discretion,  the  proxies are
authorized  to vote upon such  other
business   as  may   properly   come
before the  Meeting.  A majority  of
the  proxies  present  and acting at
the   Meeting   in   person   or  by
substitute  (or,  if only one  shall
be  so   present,   then  that  one)
shall have and may  exercise  all of
the  power  of   authority  of  said
proxies        hereunder.        The
undersigned   hereby   revokes   any
proxy previously given.

                                NOTE:  Please  sign  exactly  as your  name
                                appears  on the  Proxy.  If  joint  owners,
                                EITHER may sign this  Proxy.  When  signing
                                as   attorney,   executor,   administrator,
                                trustee, guardian or corporate officer, please give full title.

                                Date              , 1999


                                Signature(s), (Title(s), if applicable)
                                PLEASE SIGN, DATE, AND RETURN
                                PROMPTLY IN THE ENCLOSED ENVELOPE


I  PLAN  DO NOT PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON April 20,
1999



         Please    indicate    your
vote  by an "X" in the  appropriate
box   below.    This   Proxy,    if
properly  executed,  will be  voted
in  the  manner   directed  by  the
stockholder.  If  no  direction  is
made,  this  Proxy  will  be  voted
FOR  election  of the  nominees  as
Directors  in  Proposal 1  and  FOR
Proposal 2.  Please  refer  to  the
Proxy  Statement  for a  discussion
of the Proposals.

1.       ELECTION OF DIRECTORS:              FOR all nominees listed (except
                                             as marked to the contrary
                                             below)  WITHHOLD  authority   to
                                             vote for all nominees

                                             Class III:
                                                     Lewis S. Ranieri
                                                     Patricia A. Sloan

                                             Class II:
                                                     Robert F. Birch

                                             Class I:
                                                     Andrew M. Carter

(Instruction:      To      withhold
authority    to   vote    for   any
individual  nominee(s),  write  the
name(s)  of the  nominee(s)  on the
line below.)

2.       Ratification or rejection of the
         selection of independent accountants
         (a vote "FOR" is a vote for ratification)   FOR    AGAINST     ABSTAIN



PLEASE  SIGN AND DATE THIS  PROXY ON
THE   REVERSE    SIDE   AND   RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.